Exhibit 10.4

福建很多卡网络科技有限公

平台服务协议

Platform Service Agreement

甲方：厦门无限主义网络科技有限公司

Party A: Xiamen Infinity Network Technology Co., Ltd

统一社会信用代码：***

USCI: ***

法定代表人：李博

Legal representative: Bo Li

住所：福建省厦门市思明区金山街道软件园二期望海路59号楼之二

Legal Domicile: Building 2, No. 59, Qianwanghai Road, Software Park 2, Jinshan Street, Siming District, Xiamen City, Fujian Province

乙方：福建很多卡网络科技有限公司

Party B: Fujian HenDuoka Network Technology Co., Ltd

统一社会信用代码：***

USCI: ***

法定代表人：张宏伟

Legal representative: Hongwei Zhang

住所：福建省福州市晋安区南平东路98号稻田创业小镇A6号守望楼6416-1

Legal Domicile: Shouwang Building 6416-1, Qitian Chuangye Town A6, No.98 Nanping East Road, Jin'an District, Fuzhou City, Fujian Province

1/16

福建很多卡网络科技有限公

鉴于：

Whereas:

甲方为在中国境内依法设立并有效存续的有限责任公司，具有丰富的生活消费商户资源，其经营的“本地生活”业务，致力于签约商家的产品及活动推广，通过内容营销及团购促销，为签约商家带来商业收益。

1.	Party A is established as a limited liability company that is existing within the territory of China in accordance to the Chinese law, which has rich resources of consumer product merchants. Party A’s "local life" business is committed to the promotion of products and commercial campaigns for contracted merchants, which generates income to the contracted merchants through content marketing and group purchase promotion.

乙方为在中国境内依法设立并有效存续的有限责任公司，主营网络与信息安全软件开发、软件开发、人工智能应用软件开发、信息技术咨询服务、大数据服务等业务。

2.	Party B is established as a limited liability company that is existing within the territory of China according to the Chinese law. Party B mainly engages in network and information security software development, software development, artificial intelligence application software development, information technology consulting services, big data services, and other businesses.

为发挥甲、乙双方各自的业务及资源优势，在《中华人民共和国民法典》的规定基础上，经甲、乙双方以平等自愿、互惠互利、诚实守信、

共同发展等原则进行协商，现双方就相关合作事宜达成如下约定，以资共同遵守。

On the basis of the provisions of the Civil Code of the People's Republic of China and through consultation between Party A and Party B on the principles of equality, voluntariness, mutual benefit, honesty, trustworthiness, and common development, both parties have reached the following agreement on relevant cooperation matters for both parties to comply.

2/16

福建很多卡网络科技有限公

合作期限

1.	Term of the Agreement

本协议项下的合作期限自 2022 年 12 月 01 日（“合作起始日”）起至 2025年 11 月 30 日（“合作期限届满日”）止。本协议于合作期限届满日自动终止，如至合作期限届满日双方权利义务未履行完毕的，协议期限顺延至双方履行完毕。

1.1	The term of cooperation under this Agreement shall commence on December 1st, 2022 ("Commencement Date of Cooperation") and end on November 30st, 2025 ("Expiration Date of Cooperation"). This agreement shall be automatically terminated on the expiration date of the cooperation. If the rights and obligations of both parties have not been fulfilled by the expiration date of the cooperation term, the agreement period shall be extended to the completion of the performance by both parties.

合作期限届满日前一个月，双方可协商续签事宜。

1.2	One month before the expiration of cooperation, both parties may negotiate a renewal for this agreement.

合作事项

2.	Cooperation matters

甲、乙双方一致同意，乙方利用其经营的圈享生活微信小程序、抖音来客商户端等平台（以下统称“平台”）为甲方本地生活业务的开展提供平台展示、技术服务以及款项代收付服务，具体为：

Party A and Party B agree that Party B shall provide display services on its platform, technical services, and payment services for Party A’s “local life” business through the Quanxiang WeChat mini-app and the merchant terminal for Douyin Laike that are operated by Party B (hereinafter referred to as the "platform"), and specifically:

平台展示服务

2.1	Platform display services

甲方向乙方提供其本地生活业务签约商家的主体及上架产品信息，乙方根据甲方的要求及时上架签约商家的相关产品；

2.1.1	Party A shall provide Party B with information of local business contractors and related products, and Party B shall, in accordance with the requirements of Party A, timely display the products of the contracted merchants;

甲方根据所签约商家拟上架产品的特点及宣传需求，设计相应的签约商家展示页面及营销文案，由乙方上线发布；

3/16

福建很多卡网络科技有限公

2.1.2	Party A shall, according to the characteristics and publicity needs of the products of contracted merchants, design corresponding display pages and marketing texts for the contracted merchants, which shall be published online for display by Party B;

乙方应根据甲方的要求，及时下线与甲方签约期满的商家产品信息，以及尚在签约期间内已停止销售的产品信息，避免对消费者造成误导；

2.1.3	Party B shall, in accordance with the requirements of Party A, timely take offline of product information for the merchants whose contracts with Party A have expired, as well as product information that has stopped selling during the contract period, so as to avoid misleading consumers;

乙方应根据甲方要求，在上架产品的展示界面明示该产品包括但不限于使用期限、价格、数量、使用规则、使用店铺、地点等关键信息，并明确告知平台消费者甲方就相应上架产品制定的退换货及退款规则。

2.1.4	Party B shall, at the request of Party A, clearly display key information of products on display page including but not limited to expiration date, price, quantity, precautions for use, product provider details, location, and other key information, and clearly inform the platform consumers of the return, replacement， and refund rules of Party A for the corresponding products on shelves.

乙方应在其持有平台的提醒平台消费者，乙方并非本地生活业务的运营主体，其仅为提供产品展示及产品代售的第三方技术平台，平台消费者因产品质量或产品内容所产生的任何争议，均应与甲方及/或其签约商家协商解决，均与乙方无关。

2.1.5	Party B shall remind platform consumers of the platform policy. Party B is not the operator of “local life business”, and it is only a third-party technical platform provider that provides product display and product consignment. Any dispute arising from product quality or product content, shall be settled through consultation between Party A and/or its contractors and the platform consumers, and shall have nothing to do with Party B.

技术服务

4/16

福建很多卡网络科技有限公

2.2	technical service

乙方应利用其技术资源及技能，确保甲方签约商家及其上架产品在合法合规的前提下获得稳定持续的展示；

2.2.1	Party B shall use its technical resources and skills to ensure the stable and continuous display of Party A's contracted merchants and their products, given that the contracted merchants and products are meeting relevant requirements and laws;

乙方应确保甲方签约商家及其上架产品在乙方持有平台的销售功能，于产品上架期间持续有效，避免出现失效链接、产品错挂等不利于上架产品正常销售的情形；

2.2.2	Party B shall ensure the sales functions of platform are available and continuously available for Party A's contracted merchants and their products during the display period, and shall avoid invalid links, wrong display of products and other circumstances that jeopardizing normal sale of products on the shelves;

乙方将设立相应的技术接口，实现平台消费者与甲方的售后服务对接，以便于甲方及/或其签约商家及时为平台消费者提供售后服务；

2.2.3	Party B shall set up corresponding technical interfaces to allow the after sales services of Party A be available for the platform consumers, so as to facilitate Party A and/or its contractors to provide after sales services to platform consumers in a timely manner;

乙方应定期对甲方签约商家及上架产品进行数据维护，并通过租赁第三方云服务器等合法方式，确保甲方签约商家及上架产品信息资源的存储安全；

2.2.4	Party B shall regularly maintain the data of Party A's contracted merchants and their products, and ensure the data storage security of Party A's contracted merchants and information of their products on shelves by leasing third-party cloud servers and other legal means;

乙方应通过技术措施，保障甲方签约商家及上架产品的信息安全，在合理范围内最大程度有效避免盗链、黑客入侵等情况发生；

5/16

福建很多卡网络科技有限公

2.2.5	Party B shall, through technical measures, ensure the information security of Party A's contracted merchants and products on shelves, and effectively avoid link theft, hacker intrusion, and other negative situations to the greatest extent within a reasonable scope;

乙方应负责日常的网络维护、修复软件漏洞，以确保甲方及/或其签约商家需求的实现；

2.2.6	Party B shall be responsible for the daily network maintenance and repair of software vulnerabilities to ensure the realization of the needs of Party A and/or its contractors;

乙方将组织专业团队作为甲方的技术顾问，为甲方就互联网技术应用、数据库应用及维护等领域提供技术支持及专业指导。

2.2.7	Party B shall organize a professional team as Party A's technical consultant to provide Party A with technical support and professional guidance in areas of internet technology application, database application, and maintenance.

款项代收付服务

2.3	Payment service

甲方同意，对于在乙方持有平台上架的甲方签约商家产品销售所得，由乙方通过与其签约的腾讯、支付宝或其他具有第三方支付机构牌照的主体实施款项收取；

2.3.1	Party A agrees that the proceeds from the sale of products by Party A's contracted merchants on the platform provided by Party B shall be collected by Party B through Tencent, Alipay, or other entities with third-party payment agency licenses;

若甲方与商家以预付结算的形式合作，则预付款由甲方支付给商家，当预付金额小于剩余结算金额时，抵扣掉预付款后剩余结算款，根据实际情况可转为2.3.1条的第三方代收代付形式或甲方自行支付。

6/16

福建很多卡网络科技有限公

2.3.2	If Party A and the merchant cooperate in the form of advance payment, the advance payment shall be paid by Party A to the merchant. When the advance payment is less than the remaining settlement amount, the remaining settlement amount after deducting the advance payment may be transferred through the form of third-party collection and payment in Article 2.3.1 or paid by Party A itself base on the actual situation.

对于所收取的款项，乙方应在根据本协议第3条约定完成与甲方的费用结算后，将甲方应收部分依约划付至甲方账户；

2.3.3	For the amount collected, Party B shall transfer the receivable by Party A to Party A's account after completing the settlement with Party A in accordance with Article 3 of this Agreement;

乙方应确保其电子账户的合法有效及款项收付功能的持续有效，避免对甲方获取应收款项造成不利影响；

2.3.4	Party B shall ensure the legality and validity of its electronic account and the continuous validity of its payment function, so as to avoid adverse effects on Party A's collection of receivables;

如涉及平台消费者退款的，在经甲方同意后，由乙方向平台消费者退还相应款项。

2.3.5	If a refund for platform consumers is involved, Party B shall refund the corresponding amount to the platform consumers with the prior consent of Party A.

双方确认，乙方于本协议项下提供的平台及相关服务均为非独占服务，甲方及/或其签约商家可以就相关产品委托其他第三方平台提供服务。

2.4	Both parties confirm that the platform and related services provided by Party B under this Agreement are non-exclusive services, and Party A and/or its contractors may entrust other third-party platforms to provide services for related products.

费用的结算

7/16

福建很多卡网络科技有限公

3.	Settlement of fees

3.1 双方一致同意，甲方按实际核销GMV的1.5%支付乙方的平台服务费，按月结算，双方约定2022年12月为过渡期，平台服务费自2023年1月1日起开始核算，于每月的【5】日（下称“核算日”）进行核算，具体为：

3.1	Both parties agree that Party A shall pay Party B the platform service fee at 1.5% of the GMV that is actually verified, which shall be settled on a monthly basis. Both parties agree that December 2022 shall be the transitional period, and the platform service fee shall be calculated from January 1, 2023, and shall be calculated on [5th ] day of each month (hereinafter referred to as the "settlement date"), as follows:

乙方应于核算日向甲方提供上月的款项代收付明细，甲方自核算日起【5】个工作日内完成对相应明细的核对；

3.1.1	Party B shall provide Party A with the details of the collection and payment of funds in the previous month on the settlement date, and Party A shall complete the verification of corresponding details within [5] working days from the settlement date;

乙方每月应向甲方收取的平台服务费，以乙方当月向甲方发送的书面费用结算单所载金额为准；

3.1.2	The platform service fee that Party B shall collect from Party A every month shall be subject to the amount specified in the written fee settlement form sent by Party B to Party A in that month;

乙方应自甲方完成核算之日起【5】个工作日内，在扣除当月应收取的平台服务费后，剔除代付款项后将剩余资金划付至甲方的指定账户；

3.1.3	Party B shall, within [5] working days from the date of verification completion, after deducting platform service fee payable and payment on behalf of others in the current month, transfer the remaining funds to the designated account of Party A;

双方确认，上述金额含税且包含上述服务相关费用，因提供相应服务及款项划付所产生的相应税费，由双方各自按照相应法律、法规及政策文件的要求各自承担。

3.1	Both parties confirm that the above amount includes taxes and related expenses for the above services, and the corresponding taxes and fees arising from the provision of corresponding services and transfer of funds shall be borne by both parties in accordance with the requirements of laws, regulations, and policy documents.

如上述对账、划款日期为中国境内法定节假日的，或因特殊情况无法于以上约定日期内完成的，双方可自行沟通调整当月对账结算日期。

8/16

福建很多卡网络科技有限公

3.2	If the above-mentioned verification and transfer date is a statutory holiday within the territory of China, or cannot be completed within the above-mentioned agreed date due to special circumstances, both parties may communicate and adjust the verification and settlement date of the current month.

乙方确认，乙方仅为甲方签约商家上架产品销售所得的款项代收方，其并非相应产品的销售者，不承担相应的销售责任，亦就销售所得除其应扣除的平台服务费外不享有任何权利，乙方非经甲方同意不得对前述款项实施任何处置（包括划转、抵销债务、设置权利负担等）；如因乙方原因，导致前述款项被司法冻结、强制扣划的，乙方应就甲方因此遭受的损失承担全额赔偿责任。

3.3	Party B confirms that Party B is only the agent for collecting the proceeds from sale of products by Party A's contracted merchants, and that Party B is not the seller of the corresponding products. Party B does not bear the corresponding sales responsibility, and does not enjoy any rights in respect of the proceeds from the sale except for the platform service fees that should be deducted from it. Without the consent of Party A, Party B shall not dispose of the above-mentioned funds (including transfer, offsetting debts, setting up encumbrances, etc.); If the above-mentioned funds are subject to judicial freezing or compulsory deduction due to Party B's reasons, Party B shall be liable for full compensation for the losses suffered by Party A.

甲方指定账户信息为：

3.4	The account information of Party A is:

开户行：***

Bank: ***

户名：厦门无限主义网络科技有限公司

Account name: Xiamen Infinity Network Technology Co., Ltd

账号：***

Account No.: ***

乙方指定账户信息为：

3.5	The account information of Party B is:

开户行：***

Bank: ***

户名：福建很多卡网络科技有限公司

Account name: Fujian Henduoka Network Technology Co., Ltd

账号：***

Account No.: ***

陈述与保证

9/16

福建很多卡网络科技有限公

4.	REPRESENTATIONS AND WARRANTIES

合作双方均是根据中国法律合法设立并有效存续的企业，根据其成立文件和所适用的法律，其享有一切必要的权力与权限签署、递交和履行本协议。

4.1	Both parties are legally established and validly existing enterprises in accordance with the laws of China, and have all necessary power and authority to sign, submit and perform this Agreement in accordance with their establishment documents and applicable laws.

合作双方均具有法律规定的履行本协议项下合作事项的必备运营资质，且已就本协议项下合作内容的实施履行了法律规定的必要备案、登记、审核手续。

4.2	Both parties have the necessary operational qualifications for performing the cooperation matters under this Agreement as prescribed by law, and have performed the necessary filing, registration and examination procedures as required by law for the implementation of the cooperation under this Agreement.

本协议一经双方或其授权代表正式签署即构成对其有效、有约束力并可强制执行的法律文件。

4.3	Once this Agreement is signed by both parties or their authorized representatives, it shall constitute a valid, binding and enforceable legal document for both parties.

保密

5.	Confidentiality

甲乙双方在洽谈、签署和履行本协议中所接触的对方的经营信息、知识产权、消费者隐私信息或其他任何信息、资料均负有保密义务，未经对方事先书面许可任何一方不得泄露给任何第三方或在本协议之外使用。

5.1	Party A and Party B shall have the obligation to keep confidential the business information, intellectual property rights, consumer privacy information or any other information and materials of the other party that they contact in the negotiation, signing and performance of this Agreement, and neither party shall disclose confidential information to any third party or use them outside of this Agreement without the prior written permission of the other party.

乙方为甲方提供本协议项下服务，获得甲方本地生活的相关业务信息均应予以严格保密，不得擅自泄露给任何与提供本协议项下服务无关的第三方，也不得利用其获悉的信息实施侵害甲方合法权益的行为。

10/16

福建很多卡网络科技有限公

5.2	Party B shall provide Party A with the services hereunder and obtain the relevant business information of Party A's local life in strict confidentiality, and shall not disclose it to any third party unrelated to the provision of services hereunder without authorization, nor shall it use the information it has obtained to infringe upon the legitimate rights and interests of Party A.

保密义务在协议有效期间及终止后始终有效，不因本协议整体或部分无效、被撤销而失效。

5.3	The obligation of confidentiality shall remain valid during the validity period of the agreement and after its termination, and shall not be invalidated by the invalidity or revocation of this agreement in whole or in part.

平台的免责

6.	Exceptions

不论在何种情况下，乙方均不对由于电力、网络、电脑、通讯或其他系统的故障、罢工（含内部罢工或劳工骚乱）、劳动争议、暴乱、起义、骚乱、生产力或生产资料不足、火灾、洪水、风暴、爆炸、战争、政府行为等不可抗力，国际、国内法院的命令或第三方的不作为而造成的不能服务或延迟服务承担责任。

6.1	Under no circumstances shall Party B be liable to perform its services under conditions such as failure of power, failure of network, failure of computer, failure of communication or other systems, strikes (including internal strikes or labor disturbances), labor disputes, riots, insurrections, insufficient production inputs or means of production, fire, flood, storm, explosion, war, government orders, domestic or international court orders, or failure to perform by a third party.

本协议项下乙方将按“现状”和“可得到”的状态提供相应服务，乙方在此明确声明对服务不作任何明示或暗示的保证，包括但不限于对服务的可适用性、没有错误或疏漏、持续性、准确性、可靠性、适用于某一特定用途、满足服务商的任意需求。甲方在确认使用前，应充分考虑并慎重决策，一旦使用，甲方将须自行承担由此导致的各项风险和责任。

11/16

福建很多卡网络科技有限公

6.2	Party B shall provide the corresponding services under this Agreement in the status of "as is" and "available", and Party B hereby declares that it does not express or imply any guarantee on the services, including but not limited to the applicability of the services, the absence of errors or omissions, continuity, accuracy, reliability, suitability for a specific purpose, and satisfaction of any needs of the service provider. Before confirming the use, Party A shall fully consider and make prudent decisions. Once used, Party A shall bear all the risks and responsibilities arising therefrom by itself.

法律地位声明：乙方作为平台服务提供商，不对甲方与平台消费者的任何口头、书面陈述或承诺，发布的信息及交易行为的真实性、合法性、准确性、及时性、有效性等作任何明示或暗示的保证，亦不承担任何法律责任。若因甲方与平台消费者之间的交易行为引起的任何法律纠纷，包括但不限于投诉、起诉、举报及税赋等，均由参与交易的双方解决，与服务提供方无关。但是，甲方怠于履行义务时，乙方有权介入甲方与平台消费者间的争议，依据一般人的认知程度对该争议进行判断和处置，甲方应当予以执行。

6.3	Legal status statement: As a platform service provider, Party B shall not make any express or implied guarantee of the authenticity, legality, accuracy, timeliness and effectiveness of any oral or written statement or commitment made by Party A and platform consumers, the information published and the transaction behavior, nor shall it bear any legal liability. Any legal dispute arising from the transaction between Party A and platform consumers, including but not limited to complaints, prosecutions, reports or taxations, shall be settled by parties involved in the transaction, and shall not be related to the service provider. However, when Party A neglects to perform its obligations, Party B shall have the right to intervene in the disputes between Party A and platform consumers, judge of the disputes according to the understanding of ordinary people, and Party A shall implement them.

不可抗力处理：如本协议履行期间，协议方任何一方遭受不可抗力，均应在遭受不可抗力后尽快通知对方，并于通知之日起15日内提供相关证明文件，不可抗力持续达到三十日的，任一方有权经通知对方提前终止本协议。因不可抗力原因而导致本协议中止、终止的，协议方均不须向对方承担违约责任。

12/16

福建很多卡网络科技有限公

6.4	Handling of force majeure: If either party suffers from force majeure during the performance of this Agreement, it shall notify the other party as soon as possible after suffering from the force majeure, and provide relevant supporting documents within 15 days from the date of notification. If the force majeure lasts for 30 days, either party shall have the right to terminate this Agreement in advance by notifying the other party. If this Agreement is suspended or terminated due to force majeure, neither party shall be liable to the other party for breach of contract.

禁止贿赂条款

7.	Anti-Bribery Clause

乙方承诺不向甲方或其关联公司的工作人员赠送现金、有价券/卡、物品等，也不采用帐外暗中给予个人回扣或以其它任何方式给予甲方或其关联公司的工作人员好处或利益以及相关承诺，且发现甲方或其关联公司的工作人员有索贿、受贿线索等行为时，即时向甲方举报。

Party B promises not to give cash, coupons/cards, items, etc. to the staff of Party A or its affiliated companies, nor to give personal rebates secretly off the book or give benefits or interests to the staff of Party A or its affiliated companies and in any way, and immediately reports to Party A when Party A or its affiliated company's staff members have accepted bribes.

违约责任

8.	Liability for breach of contract

本协议项下任一方违背约定给对方造成损失的，违约方均应全额赔偿守约方所遭受的损失。

8.1	If either party breaches this agreement and causes losses to the other party, the breaching party shall compensate the other party for the losses in full.

本协议所述之损失包括但不限于实际损失、滞纳金、罚款为解决争议而支付的公证费、律师代理费、诉讼费、财产保全费、鉴定费、差旅费等。本协议所述违约金及损失金额，守约方有权从应付给违约方的款项中直接扣除。

8.2	The losses specified in this Agreement include but are not limited to actual losses, late fees, fines, notarization fees paid to settle disputes, attorney fees, litigation fees, property freeze fees, appraisal fees, travel expenses, etc. The obeying party shall have the right to directly deduct the amount of damages and losses specified in this Agreement from the amount payable to the defaulting party.

本协议项下的付款义务人未依约向收款方支付款项的，每延期一日，均应以未付款项为基数，以日万分之五为费率向收款方支付滞纳金，直至应付款项支付完毕之日止。

8.3	If the payer under this Agreement fails to pay the payee in accordance with this agreement, the payer shall pay a late fee to the payee on the basis of the unpaid amount and at the rate of 0.05% per day for each day of delay until the date of payment obligation is fulfilled.

争议解决

9.	Dispute Resolution

本协议的签订、解释、执行及争议解决方式等，均适用中华人民共和国（不含港、澳、台地区）法律。

9.1	The signing, interpretation, implementation and dispute settlement of this Agreement shall be governed by the laws of the People's Republic of China (excluding Hong Kong, Macao and Taiwan).

因本协议的签订、解释、执行等发生的任何争议或纠纷，双方应友好协商解决；如协商无法解决，任何一方均可向本协议签订地（厦门市思明区）有管辖权的人民法院提起诉讼。

13/16

福建很多卡网络科技有限公

9.2	Any dispute or dispute arising from the signing, interpretation and implementation of this Agreement shall be settled by both parties through friendly consultation; If no settlement can be reached through consultation, either party may bring a lawsuit to the people's court within jurisdiction of Xiamen city Siming district where this agreement is signed.

送达条款

10.	Service Clause

甲乙双方在本协议列明之地址及联系方式视为双方的法定送达地址及联系方式，在履行本协议过程中双方往来之任何函件按照上述地址和联系方式一经签收即视为送达。如任一方地址或联系方式发生变化应提前十日书面通知对方。因地址或联系方式错误导致往来之任何函件等无法送达并签署，其法律责任由提供错误信息或未及时变更信息的一方承担。

10.1	The address and contact information specified by both parties in this Agreement shall be deemed as the legal address and contact information of both parties, and any correspondence between both parties in the course of performing this Agreement shall be deemed to have been served upon signature and receipt of the above-mentioned address and contact information. If the address or contact information of either party changes, it shall notify the other party in writing ten days in advance. If any correspondence cannot be delivered and signed due to wrong address or contact information, the legal liability shall be borne by the party who provides wrong information or fails to change the information in time.

本协议项下的书面告知包括邮寄纸质文件、发送电子邮件等，但不包含微信、QQ聊天等方式。

10.2	Written notification under this agreement includes mailing paper documents and sending e-mails, but does not include WeChat, QQ chat and other means.

其他条款

14/16

福建很多卡网络科技有限公

11.	Other provisions

如有未尽事宜，双方应另行签订书面补充协议，任何形式的口头协议均属无效。

11.1	If there are matters not covered, both parties shall sign a separate written supplementary agreement, and any form of oral agreement shall be invalid.

本协议附件及补充协议是本协议不可分割的组成部分，与本协议正文具有同等法律效力。

11.2	The annexes and supplementary agreements to this Agreement are integral parts of this Agreement and have the same legal effect as this Agreement.

本协议自甲乙双方签字盖章之日起生效。

11.3	This agreement shall come into force as of the date of signature and seal by both parties.

本协议一式贰份，由甲乙双方各执壹份，具有同等法律效力。

11.4	This agreement is made into two copies, one for each party, and has the same legal effect.

（以下无正文）

(No text below)

15/16

福建很多卡网络科技有限公

（本页为《平台服务协议》签署页，无正文）

(This page is the signature page of the Platform Service Agreement, without text)

甲方：厦门无限主义网络科技有限公司（盖章）

Party A: Xiamen Infinity Network Technology Co., Ltd. (seal)

法定代表人/授权代表

Legal representative/authorized representative

/s/ Bo Li

乙方：福建很多卡网络科技有限公司（盖章）

Party B: Fujian HenDuoka Network Technology Co., Ltd. (seal)

法定代表人/授权代表

Legal representative/authorized representative

/s/ Hongwei Zhang

协议签署日期：

Date of signing the agreement: December 1, 2022

协议签订地点：厦门市思明区

Place of signing the agreement: Siming District, Xiamen City

16/16